UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DOW 30SM PREMIUM & DIVIDEND INCOME FUND INC.

GLOBAL INCOME & CURRENCY FUND INC.

NASDAQ PREMIUM INCOME & GROWTH FUND INC.

DOW 30SM ENHANCED PREMIUM & INCOME FUND INC.

MLP & STRATEGIC EQUITY FUND INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IQ Advisors Funds

Final Outbound Solicitation Script

Meeting Date September 8th, 2010

Toll Free Phone 866-586-0636

Greeting:

Hello, is Mr./Ms.                              available please?

Hi Mr./Ms.                            , my name is                              and I am calling on behalf of the (Name of Fund) on a recorded line. Recently you were mailed proxy materials for the upcoming Special Meetings of Stockholders to be held on September 8th, 2010 and we have not received your voted proxy ballot. Have you received this material?

If materials received:

(If the Stockholder has a question, refer to the Proxy Statement for the IQ Advisors Funds, which includes a Q&A after the stockholder letter. If the question cannot be answered by reference to the Proxy Statement, refer the Stockholder to IQ Advisors at 1- 877-449-4742.)

Your Fund’s Board of Directors is recommending that you vote in favor of the proposals contained in the Proxy Statement. For your convenience, would you like to vote now? If so, would you like to vote along with the recommendations of the board?

If Yes:

Again, my name is                             , a proxy voting specialist on behalf of the IQ Advisors Funds. Today’s date is                      and the time is                      Eastern Time.

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares? (If yes, proceed with voting process) (If no, identify with stockholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposals as set forth in the material you received and recommends a favorable vote for these proposals. How do you wish to vote your shares?

For Favorable Vote:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Funds shares you are voting in favor of the proposals as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Funds shares you are voting against the proposals as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Funds shares you are abstaining on the proposals as set forth in the proxy materials you received.

For a Proposal and Against a Proposal:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Funds shares, you are voting FOR proposal          and Against proposal          as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes prior to the stockholder meetings on September 8, 2010 you may contact us by calling 1- 866-586-0636. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposals with you? (Answer the stockholders questions by referring to the proxy statement for the IQ Advisors Funds, which includes a Q&A after the stockholder letter. If the question cannot be answered by reference to the proxy statement, refer the stockholder to IQ Advisors at 1-877-449-4742. After answering any questions, ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

If Not Received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, Type email address in the notes and read it back phonetically to the stockholder) (If not, continue with standard script)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after July 19, 2010:

I understand Mr./Ms.                             , however, you were a stockholder on the record date and therefore you are still entitled to vote your shares. Would you have any objection to voting your shares now?

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is                              and I am a proxy voting specialist for the (Name of Fund). You should have received proxy material in the mail concerning the Special Meetings of Stockholders to be held on September 8th, 2010.

Your participation is very important. Your Fund’s Board of Directors is recommending that you vote in favor of the proposals in the proxy statement. To vote over the telephone, call toll-free at 866-586-0636 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the IQ Advisors Funds. You should have received proxy material in the mail concerning the Special Meetings of Stockholders to be held on September 8th, 2010.

Your participation is very important. Your Fund’s Board of Directors is recommending that you vote in favor of the proposals in the proxy statement. To vote over the telephone, call toll-free at 866-586-0636 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center for the IQ Advisors Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. You may also vote now by touch-tone phone by using the telephone number printed on your proxy card or via the web by logging on to the internet address provided on your proxy ballot. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for the IQ Advisors Funds. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center for the IQ Advisors Funds. The Stockholder meetings have been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your IQ Advisors Funds, please contact your Financial Advisor or call the IQ Advisors Funds at (1-877-449-4742). Thank you for investing with the IQ Advisors Funds.

Merrill Lynch IQ Advisors Funds

Final Outbound Solicitation Script

Meeting Date September 8th, 2010

Toll Free Phone 866-615-7265

Greeting:

Hello, is Mr./Ms.                              available please?

Hi Mr./Ms.                             , my name is                              and I am calling on behalf (Name of Fund). I would like to take a moment to speak with you about the IQ Advisors Funds proxy. For security purposes, this call is being recorded. Recently you were mailed proxy materials for the upcoming Special Meetings of Stockholders to be held on September 8th, 2010 and we have not received your voted proxy ballot. Have you received this material?

If received:

(If the Stockholder has a question, refer to the Proxy Statement for the IQ Advisors Funds, which includes a Q&A after the stockholder letter. If the question cannot be answered by reference to the Proxy Statement, refer the Stockholder to IQ Advisors at 1-877-449-4742.)

Your Fund’s Board of Directors is recommending that you vote in favor of the proposals contained in the proxy statement. For your convenience, would you like to vote now? If so, would you like to vote along with the recommendations of the board?

If Yes:

Again, my name is                             , a proxy voting specialist on behalf of the IQ Advisors Funds.

Today’s date is                      and the time is                      Eastern Time.

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares? (If yes, proceed with voting process) (If no, identify with stockholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposals as set forth in the materials you received and recommends a vote in Favor of the proposals. How do you wish to vote each of your accounts? (Record all shares owned by stockholder or for which stockholder is authorized to vote as stockholder requests)

For Favorable Vote:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Fund accounts you are voting in favor of the proposals as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Fund accounts you are voting against the proposals as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Fund accounts you are abstaining on the proposals as set forth in the proxy materials you received.

For a Proposal and Against a Proposal:

Mr./Ms.                              I have recorded your vote as follows, for all of your IQ Advisors Fund accounts you are voting For proposal          and Against proposal          as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes prior to the stockholder meetings on September 8, 2010 you may contact us by calling 866-615-7265. Thank you very much for your participation and have a great day/evening. (If there are other stockholders in the household, ask to speak with that person.)

If Unsure of voting:

Would you like me to review the proposals with you? (Answer all the stockholders questions by referring to the proxy statement for the IQ Advisors Funds. If the question cannot be answered by reference to the proxy statement, refer the stockholder to IQ Advisors (fund telephone number). After answering the questions, ask the stockholder if he/she wishes to vote over the phone. If he/she agrees, return to authorized voting section.)

Your Financial Advisor is also available to answer your questions. You have the opportunity to vote as instructed in the materials you received or you can choose to go to the on-line channel at www.mlol.com to view the material and vote.

If Not Received:

I can resend the materials to you. If you are an on-line user, you can access the material and vote through the Stockholder Notices section.

(If not an on-line user).

Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, Type email address in the notes and read it back phonetically to the stockholder) (If not, continue with standard script)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after July 19, 2010:

I understand Mr./Ms.                             , however, you were a stockholder on the record date and therefore you are still entitled to vote your shares. Would you have any objection to voting your shares now?

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a stockholder, your vote is very important. Please take the time to vote your proxy via the methods outlined in the proxy materials or you can submit your vote now through the on-line channel at www.mlol.com. Submission of your vote will avoid additional communication regarding the IQ Advisors Funds proxy. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, this message is for                             . My name is                              and I am a proxy voting specialist and I am calling on behalf of the (Name of Fund). You should have received proxy materials in the mail concerning the Special Meetings of Stockholders to be held on September 8th, 2010.

Our records indicate that we have not yet received your vote. In an effort to avoid further contact and expense to the Funds we are asking you to take a moment to submit your vote. You can provide your vote by touchtone phone, Internet or by mail. You may call us toll free at 866-615-7265 to answer any questions you may have and to cast your vote directly over the phone.

Your participation is very important. Your Fund’s Board of Directors is recommending that you vote in favor of the proposals in the proxy statement. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the IQ Advisors Funds. You should have received proxy material in the mail concerning the Special Meetings of Stockholders to be held on September 8th, 2010.

Your participation is very important. Your Fund’s Board of Directors is recommending that you vote in favor of the proposals in the proxy statement. To vote over the telephone, call toll-free at 866-615-7265 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all stockholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center on behalf of the IQ Advisors Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. You may also vote now by touch-tone phone by using the telephone number printed on your proxy card or via the web by logging onto the internet address provided on your proxy ballot. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center on behalf of the IQ Advisors Funds. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center on behalf of the IQ Advisors Funds. The Stockholder meetings have been held and as a result, this toll free number is no longer in service for proxy related stockholder calls. If you have questions about your IQ Advisors Funds, please contact your Financial Advisor or call Merrill Lynch at (1-877-449- 4742). Thank you for investing in the IQ Advisors Funds.

•	Submit your proxy voting instructions

•	View electronic versions of proxy voting materials

•	Sign up to receive future shareholder materials via email

•	Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 or 14 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.

•	Email Notification recipients can find the control number next to the label Control Number.

•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

U.S. Investors - Click here to view our Shareholder Education website.

Canadian Investors - Our Canadian Shareholder Education website is coming soon.

Click here to view the SEC’s proxy voting education website.